Exhibit 99.3

                             BASE TEN SYSTEMS, INC.
                            CERTIFICATE OF AMENDMENT
                                       OF
                                    RESTATED
                          CERTIFICATE OF INCORPORATION
                           PROVIDING FOR DESIGNATION,
                             PREFERENCES AND RIGHTS

                                     OF THE

                     CONVERTIBLE PREFERRED SHARES, SERIES A

                           (Par Value $1.00 Per Share)

                                       of

                             BASE TEN SYSTEMS, INC.



         Base Ten Systems, Inc., a corporation (the "Corporation") organized under the laws of the State of New Jersey, to amend its Restated Certificate of Incorporation in accordance with Chapter 9 of the New Jersey Business Corporation Act, hereby certifies:

          FIRST: The name of the Corporation is Base Ten Systems, Inc.

          SECOND: The Board of Directors of the Corporation, at a meeting held on December 2, 1997, pursuant to Section 14A:7-2 of the New Jersey Business Corporation Act and the authority vested in the Board of Directors by the Restated Certificate of Incorporation, as amended, adopted the following resolution providing for the issuance of a new series of the Corporation's Preferred Shares, par value $1.00


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per share, consisting of up to 19,000 shares of Convertible Preferred Shares,
Series A:

                RESOLVED, that pursuant to the authority vested in this Board of Directors in accordance with the provisions of the Corporation's certificate of incorporation, as amended, a new series of Preferred Shares of the Corporation known as Convertible Preferred Shares, Series A, be, and hereby is, created, classified, authorized and the issuance thereof provided for, and that the designation and number of shares, and relative rights, preferences and limitations thereof are hereby fixed, and Article 6 of the Certificate of Incorporation of the Corporation, as amended, is hereby amended by adding Article 6(d) thereto, to read, in its entirety, as follows:

          (d) A. Designation and Amount. The shares of the new series of Preferred Shares shall be designated as "Convertible Preferred Shares, Series A" and the number of shares constituting such series shall initially be 19,000, with a par value of $1.00 per share. Fractional Preferred Shares shall be permitted. The relative rights, preferences, restrictions and other matters relating to the Preferred Shares are contained in this Certificate of Amendment. The number of Preferred Shares may be increased, subject to and in accordance with the New Jersey Business Corporation Act, without approval of the existing holders of Preferred Shares, solely for the purpose of issuance pursuant to Section C(1) hereof.

              B. Definitions. As used in this Certificate of Amendment, the following terms shall have the following meanings:

          "Board of Directors" means the board of directors of the Corporation.

          "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in the City of New York, New York are authorized or obligated by law or executive order to close.

          "Capital Stock" means any and all shares, rights to purchase, warrants, options, convertible securities, participation or other equivalents of or interests (other than security interests) in (however designated and whether voting or nonvoting) corporate stock.

          "Certificate of Amendment" means this Certificate of Amendment, establishing the Preferred Shares pursuant to Chapter 9 of the New Jersey Business Corporation

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Act, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof and pursuant to applicable law.

          "Conversion Default Payments" has the meaning set forth in Section H(2) hereof.

          "Closing Bid Price" means, for any security as of any date, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded, as reported at the close of normal trading hours, New York time, by Bloomberg Financial Markets or a comparable reporting service of national reputation selected by the Corporation and reasonably acceptable to holders of the Preferred Shares then holding a majority of the then outstanding Preferred Shares ("Majority Holders") if Bloomberg Financial Markets is not then reporting closing bid prices of such security (collectively, "Bloomberg"), or if the foregoing does not apply, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board of such security as reported by Bloomberg, or, if no sale price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Corporation and reasonably acceptable to the Majority Holders, with the costs of such appraisal to be borne by the Corporation.

          "Closing Date" means the date on which Preferred Shares are initially issued.

          "Common Shares" means the Class A Common Shares, par value $1.00 per share, of the Corporation and all shares hereafter authorized of any class of Common Shares of the Corporation, and, in the case of a reclassification, recapitalization or other similar change in such Common Shares or in the case of a consolidation or merger of the Corporation with or into another Person, such consideration to which a holder of a share of Common Shares would have been entitled upon the occurrence of such event. Common Shares shall not include the Corporation's Class B Common Shares, par value $1.00 per share.

          "Conversion Date" has the meaning set forth in Section H(2) hereof.

          "Conversion Notice" has the meaning set forth in Section H(2) hereof.

          "Conversion Price" has the meaning set forth in Section H(1) hereof.

          "Default Redemption Amount" has the meaning set forth in Section F(4) hereof.

          "Default Redemption Notice" has the meaning set forth in Section F(4) hereof.


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          "Delay Compensation" has the meaning set forth in Section 3(f) of the
Registration Rights Agreement.

          "Delisting Payments" has the meaning set forth in Section 4.5 of the Securities Purchase Agreement.

          "Dividend Payment Date" has the meaning set forth in Section C(1) hereof.

          "DTC" has the meaning set forth in Section H(11) hereof.

          "Fiscal Quarter" means a calendar quarter ended on March 31, June 30, September 30 or December 31, as the case may be.

         "Five Percent Limitation" has the meaning set forth in Section H(1) hereof.

         "Illiquidity Payment" has the meaning set forth in Section C(1) hereof.

         "Initial Closing Cap Amount" has the meaning set forth in Section H(1) hereof.

         "Initial Conversion Price" means $12.50 (subject to adjustment pursuant to Section H(4) hereof).

         "Late Registration Payments" has the meaning set forth in Section 2(b) of the Registration Rights Agreement.

         "Junior Stock" means Common Shares and any other class or series of Capital Stock of the Corporation now or hereafter issued and outstanding that ranks junior as to dividends and/or liquidation to the Preferred Shares.

         "Mandatory Redemption Price" has the meaning set forth in Section F(2) hereof.

         "Market Value" as of any date means the average Closing Bid Price of Common Shares for the ten consecutive Trading Days ending on the date prior to such date.

         "Maturity Date" means the third anniversary date of the Closing Date, provided, however, that such original Maturity Date shall be extended by a number of Trading Days equal to the aggregate number of Trading Days during the period from March 1, 1998 to and including the original Maturity Date during which the holders of Preferred Stock are restricted from selling Common Shares by reason of (x) Section 2(d) of the Registration Rights Agreement, (y) any Delay Period(s) (as defined in Section 3(f) of the Registration Rights Agreement), but only if the total number of days in any Delay Period(s) within a twelve-month period exceed thirty (30) days, or (z) any Redemption Event.


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         "NASDAQ" means the National Association of Securities Dealers Automated
Quotation System.

         "Permanent Cap Amount" has the meaning set forth in Section H hereof.

         "Person" means an individual, a corporation, a partnership, a joint venture, an association, a joint-stock company, a trust, a business trust, a government or any agency or any political subdivision, any unincorporated organization, or any other entity.

         "Preferred Shares" means the Convertible Preferred Shares, Series A.

         "Purchase Price" shall mean $1,000 per Preferred Share.

         "Redemption Date" means any date on which shares of Preferred Shares are to be redeemed pursuant to Section F hereof.

         "Redemption Event" means any one of the following:

          (i) the Common Shares (including any of the Common Shares issuable upon conversion of the Preferred Shares or required from time to time to be reserved pursuant to this Certificate of Amendment) are suspended from trading on, or are not listed (and authorized) for trading on, the NASDAQ Small Cap Market, the NASDAQ National Market System, the American Stock Exchange, or the New York Stock Exchange for an aggregate of thirty (30) Trading Days in any eighteen (18) month period;

          (ii) the Company fails: (x) to cause the registration statement required pursuant to Section 2(a) of the Registration Rights Agreement to be declared effective on or before the one hundred eightieth (180th) day following Closing in a manner which would allow the sale of all Registrable Securities (as defined in the Registration Rights Agreement) to the fullest extent permitted under Section 2(a) of the Registration Rights Agreement; or (y) to cause the holders of Preferred Shares to be able to utilize such registration statement for the resale of all of their Registrable Securities (as defined in the Registration Rights Agreement), unless the Company is using its best efforts to remedy such inability to utilize such registration statement, subject to the Company's Board of Directors having determined in their good faith business judgment by resolution that the continued effectiveness of such registration statement would have a material adverse effect on the Company's ability to consummate a financing, acquisition, merger or joint venture, the failure of which to consummate would have a material adverse effect on the Company's financial condition, results of operations or future prospects; provided that in no event shall such failure described in this clause (y) exist for a total of more than thirty (30) Trading Days in any eighteen (18) month period;


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          (iii) The Company fails to (x) issue Common Shares to a holder of the
     Preferred Shares upon exercise by the holder of its conversion rights in accordance with the terms of this Certificate of Amendment; (y) transfer or to cause its transfer agent to transfer any certificate for Common Shares issued to a holder upon conversion of the Preferred Shares as and when required by this Certificate of Amendment or the Registration Rights Agreement; or (z) remove any restrictive legend on any certificate for any Common Shares issued to a holder of the Preferred Shares upon conversion of the Preferred Shares as and when required by this Certificate of Amendment, the Securities Purchase Agreement or the Registration Rights Agreement; and any such failure described above shall continue uncured for ten (10) Business Days; or

          (iv) The Corporation fails to pay to a holder of Preferred Shares any amounts due hereunder or pursuant to the Securities Purchase Agreement or Registration Rights Agreement (including but not limited to dividends and Illiquidity Payments, Conversion Default Payments, Late Registration Payments and Delay Compensation thereon) when due and any such failure shall continue uncured (after written notice and demand to cure from the holder of Preferred Shares) for ten (10) Business Days.

         "Redemption Price" means the Optional Redemption Price, the Mandatory Redemption Price or the Default Redemption Price, as the case may be, each of which terms shall have the respective meanings set forth in Section F hereof.

         "Registration Rights Agreement" means the Registration Rights Agreement dated as of the Closing Date between the Corporation and the initial purchasers of the Preferred Shares, a copy of which will be on file in the offices of the Corporation and available for inspection by shareholders of the Corporation.

         "Rule 4460 Amount" has the meaning set forth in Section H(1) hereof.

          "Second Closing" has the meaning set forth in Section 1.1 of the Securities Purchase Agreement.

          "Securities Purchase Agreement" means the Securities Purchase Agreement dated as of the Closing Date between the Corporation and the initial purchasers of the Preferred Shares, a copy of which will be on file in the offices of the Corporation and available for inspection by shareholders of the Corporation.

          "Shareholder Approval" has the meaning set forth in Section 4.8 of the Securities Purchase Agreement.

          "Trading Day" means, with respect to the Common Shares: (i) if any series of Common Shares is quoted on the NASDAQ National Market System, any similar system of automated dissemination of quotations of securities prices, or the National

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Quotation Bureau Incorporated, each day on which quotations may be made on such system; or (ii) if any series of Common Shares is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business; or (iii) if the Corporation's Common Shares are not quoted on any system or listed or admitted for trading on any securities exchange, a Business Day.

         "Underwriter's Lock-Up" has the meaning set forth in Section 2(d) of the Registration Rights Agreement.

         "Variable Conversion Price" means the Weighted Average Price of Common Shares for any two Trading Days selected by a holder in the twenty (20) consecutive Trading Day period ending on the day prior to the day a holder of Preferred Shares delivers a Conversion Notice or Default Redemption Notice (subject to equitable adjustment for events during such Trading Day period of the nature described in Section H(4)), provided, however, that a holder may not select the Trading Day on which the lowest Weighted Average Price of the Common Shares in the twenty (20) consecutive Trading Day period was reported.

         "Weighted Average Price" means for any security for any date or dates, the volume weighted average price of such security on the principal securities exchange or trading market where such security is listed or traded, as reported at the close of normal trading hours, New York time, by Bloomberg Financial Markets or a comparable reporting service of national reputation selected by the Corporation and reasonably acceptable to holders of the Preferred Shares then holding a majority of the then outstanding Preferred Shares ("Majority Holders") if Bloomberg Financial Markets is not then reporting volume weighted average prices of such security (collectively, "Bloomberg"), or if the foregoing does not apply, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board of such security as reported by Bloomberg, or, if no sale price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Weighted Average Price cannot be calculated for such security for such date or dates on any of the foregoing bases, the Weighted Average Price of such security for such date or dates shall be the fair market value as reasonably determined by an investment banking firm selected by the Corporation and reasonably acceptable to the Majority Holders, with the costs of such appraisal to be borne by the Corporation.

          C. Dividends and Certain Other Payments. The holders of the Preferred Shares shall be entitled to receive, when and as declared by the Board of Directors, out of funds legally available therefor, dividends and certain other payments as set forth in this Section C.

          (1) If (i) the Closing Bid Price of the Corporation's Common Shares is less than $8.00 per share (adjusted for events of the nature described in Section H(4)(i)) for ten (10) consecutive Trading Days during any Fiscal Quarter, the holders

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of the Preferred Shares shall be entitled to receive dividends at a rate of
$20.00 per share for such entire Fiscal Quarter, or (ii) the number of Common Shares issued upon conversion of Preferred Shares by a holder equals, prior to the Second Closing, the Initial Closing Cap Amount with respect to that holder and, after the Second Closing, the Permanent Cap Amount with respect to that holder, or a holder of Preferred Shares is subject to an Underwriter's Lock-Up, that holder (but not any other holder) shall be entitled to receive a payment (an "Illiquidity Payment") at the rate of $20.00 per Preferred Share for each Fiscal Quarter in which such event occurs or is continuing. Dividends and Illiquidity Payments shall be payable at the option of the Board of Directors
(x) in cash, or (y) provided Shareholder Approval has been obtained, and further provided that this Certificate of Amendment or the Corporation's Certificate of Incorporation shall have been appropriately amended, solely to the extent necessary to increase the number of Preferred Shares authorized so as to make sufficient Preferred Shares available for issuance pursuant to this Section C(1), in a number of Preferred Shares (which may include fractional Preferred Shares) equal to the product of (A) the cash amount of such quarterly dividend or Illiquidity Payment, as the case may be, multiplied by (B) 1.25, divided by
(C) the Purchase Price per Preferred Share.

          (2) The holders of Preferred Shares shall be entitled to participate with the holders of Common Shares in any dividends paid or set aside for payment with respect to the Common Shares so that the holders of Preferred Shares shall receive with respect to each Preferred Share an amount equal to (x) the dividend payable with respect to each Common Share multiplied by (y) the number of Common Shares (and fraction of a Common Share, if any) into which such Preferred Share is convertible as of the record date for such dividend.

          (3) Dividends and Illiquidity Payments shall accrue (whether or not declared) from and including the first day of the relevant Fiscal Quarter to and including the date on which the Redemption Price is paid on such shares or on which such shares are converted or redeemed and, to the extent not paid for any relevant Fiscal Quarter, will be cumulative. Dividends and Illiquidity Payments on the Preferred Shares, to the extent payable, shall be payable quarterly, in arrears, on the last day of each relevant Fiscal Quarter (each such date, a "Dividend Payment Date"), except that if any such date is not a Business Day, then such dividend or Illiquidity Payment shall be paid on the next succeeding Business Day. Each such dividend or Illiquidity Payment shall be payable to holders of Preferred Shares at the close of business on the Dividend Payment Date. Dividends on the Preferred Shares shall accrue on a daily basis during the relevant quarterly period whether or not the Corporation shall have earnings or surplus at the time.

          D. Voting Rights. The holders of Preferred Shares shall have the following voting rights:

          (1) Each holder of Preferred Shares shall be entitled to such number of votes for the Preferred Shares held by him on all matters submitted to a


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vote of the Corporation's shareholders as shall be equal to the largest number of whole Common Shares into which all of his Preferred Shares are then convertible (after giving effect, and subject to, the Five Percent Limitation, the Permanent Cap Amount, and any other then applicable limitations set forth in Section (H)(1));

          (2) Except as otherwise provided herein or by law, the holders of Preferred Shares and the holders of Common Shares shall vote together as one class on all matters submitted to a vote of the Corporation's shareholders.

          (3) So long as any Preferred Shares are outstanding, the Corporation shall not, without first obtaining the approval of the holders of two-thirds of the Preferred Shares:

          (i) alter or change the rights, preferences or privileges of the Preferred Shares;

          (ii) issue any other class or series of Capital Stock having rights upon liquidation or rights as to dividends which are senior to or pari passu with the rights of the holders of Preferred Shares; or

          (iii) issue any additional Preferred Shares in excess of the 19,000 Preferred Shares authorized hereunder, other than any additional Preferred Shares which may be issued pursuant to Section C(1) hereof.

          E. Liquidation Preference. In the event of any liquidation, dissolution, or winding up of the Corporation, either voluntary or involuntary, after the payment or the setting apart of payment to the holders of any class or series of Capital Stock of the Corporation hereafter issued and outstanding that ranks senior as to dividends and/or liquidation to the Preferred Shares, the holders of Preferred Shares shall be entitled to receive out of assets of the Corporation available for distribution to shareholders, an amount equal to the Mandatory Redemption Price of such shares, before any payment shall be made or any assets distributed to the holders of Junior Stock. If the assets and funds to be distributed to the holders of the Preferred Shares, and the holders of any other Capital Stock ranking pari passu with the Preferred Shares, shall be insufficient to permit the payment to all such holders of their full preferential amount, the assets and funds legally available shall be distributed ratably, among the holders of such other Capital Stock ranking pari pasu with the Preferred Shares, in proportion to the full preferential amount each such holder is otherwise entitled to receive. Neither the consolidation or merger of the Corporation with or into any other entity nor the sale or transfer by the Corporation of all or substantially all of its assets shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Corporation.


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          F. Redemption.

          (1) Optional Redemption by the Company. While a Registration Statement (as defined in the Registration Rights Agreement) is effective with respect to the Common Shares issuable on conversion of the Preferred Shares and so long as no Redemption Event has occurred and is continuing, the Corporation may, at its option at (i) any time within 45 days prior to or 15 days after the commencement of a firm commitment public offering of its equity securities, or (ii) at any time or from time to time after the first anniversary date of the Closing Date, redeem for cash, out of funds legally available therefor, all or any part of (but not less than 1,900 Preferred Shares in any single redemption) of the outstanding Preferred Shares at a price per Preferred Share equal to the greater of (x) 130% of the then applicable Mandatory Redemption Price per Preferred Share or (y) the sum of (A) the then applicable Mandatory Redemption Price per Preferred Share, plus (B) the difference between (I) the Market Value of the Common Shares into which each Preferred Share is convertible on the Redemption Date and (II) the Closing Bid Price of the Common Shares into which each Preferred Share is convertible on the Redemption Date (the "Optional Redemption Price").

          (2) Mandatory Redemption by the Company. The Corporation shall redeem all outstanding Preferred Shares on the Maturity Date at a price per share equal to the sum of (x) the Purchase Price, (y) any accrued and unpaid dividends thereon through the date of final distribution to shareholders, whether or not declared, and any Illiquidity Payments and Conversion Default Payments thereon, and (z) any Late Registration Payments, Delay Compensation and Delisting Payments thereon (collectively, the "Mandatory Redemption Price"). All Conversion Default Payments, Late Registration Payments, Delay Compensation and Conversion Default Payments shall be payable on the Maturity Date in cash, out of funds legally available therefor. The balance of the Mandatory Redemption Price (the "Remaining Redemption Amount") shall be payable on the Maturity Date at the option of the Board of Directors (x) in cash, out of funds legally available therefor; or (y) while a Registration Statement (as defined in the Registration Rights Agreement) is effective with respect to the Common Shares issuable on redemption of the Preferred Shares, in Common Shares having an aggregate Market Value on the Maturity Date equal to (A) the Remaining Redemption Amount multiplied by (B) 1.25.

          (3) Procedures for Redemption by the Company.

          (i) At least 30 days (45 days if the Redemption Price is to be paid in Common Shares) but not more than 60 days before the applicable Redemption Date, the Corporation or its transfer agent shall mail a notice of redemption by first-class mail postage prepaid to each holder of Preferred Shares, addressed to such holders at their last addresses shown on the stock transfer books of the Corporation. Such notice shall indicate that Preferred Shares are to be redeemed and shall, among other things, state:


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          (a) the Redemption Date;

          (b) the number of Preferred Shares being redeemed;

          (c) the Optional Redemption Price or Mandatory Redemption Price, as the case may be, including the amount of unpaid dividends, Illiquidity Payments, Conversion Default Payments, Late Registration Payments, Delay Compensation and Delisting Payments with respect to such shares;

          (d) that the Preferred Shares called for redemption must be surrendered to the Corporation to collect the Redemption Price;

          (e) that Preferred Shares called for redemption may be converted at any time before the close of business on the first Business Day preceding the Redemption Date.

          Failure to give notice or any defect in the notice to any holder shall not affect the validity of the notice given to any other holder.

          (ii) As long as the Corporation has complied with the requirements set forth in this Section F, from and after the applicable Redemption Date, dividends on, and Illiquidity Payments, Conversion Default Payments, Late Registration Payments, Delay Compensation and Delisting Payments with respect to the shares of Preferred Shares so called for redemption shall cease to accrue as of the applicable Redemption Date, such shares shall be canceled and shall no longer be deemed to be outstanding, and all rights of the holders thereof as shareholders of the Corporation (except the right to receive from the Corporation the Redemption Price) shall cease.

          (4) Optional Redemption By Holder. (i) Upon the occurrence of a Redemption Event, each holder of Preferred Shares shall have the right to elect at any time and from time to time by delivery of a Default Redemption Notice (as defined herein) to the Corporation while such Redemption Event continues, to require the Corporation to purchase for cash, out of funds legally available therefor, for an amount per share equal to the Default Redemption Amount (as defined herein), any or all of the then outstanding shares of Preferred Shares held by such Holder. The "Default Redemption Amount" with respect to each Preferred Share means an amount equal to the greater of (i) 1.25 times the then effective Mandatory Redemption Price per share of each Preferred Share for which a demand for redemption is being made or (ii) (x) the then effective Mandatory Redemption Price of each Preferred Share for which a demand for redemption is being made, divided by (y) the then effective Conversion Price, multiplied by
(z) the Market Value of the Common Shares.


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          (ii) If the Corporation fails to pay any holder the Default Redemption
     Amount with respect to any Preferred Shares within five (5) Business Days of its receipt of a notice requiring such redemption (a "Default Redemption Notice"), then the holder delivering such Default Redemption Notice shall be entitled to interest on the Default Redemption Amount at a per annum rate equal to the lower of (x) the sum of prime rate published from time to time by the Wall Street Journal plus five percent (5%) and (y) the highest interest rate permitted by applicable law from the date of the Default Redemption Notice until the date of redemption hereunder. In the event the Corporation is not able to redeem all of the shares of Preferred Shares subject to Default Redemption Notices because of insufficient shareholders equity, restrictions under applicable law or pursuant to agreements, or lack of cash, the Corporation shall redeem shares of Preferred Shares from each holder, to the maximum extent, pro rata, based on the total number of shares of Preferred Shares included by such holder in the Default
     Redemption Notice relative to the total number of shares of Preferred
     Shares in all of the Default Redemption Notices.

          G. Consolidation, Merger and Sale of Assets, etc. The Corporation shall not consolidate with or merge into, or transfer all or substantially all of its assets to, another Person unless (i) in the case of a merger or consolidation, the Corporation is the surviving entity and the rights and preferences of the Preferred Shares are not modified, or (ii) (A) the surviving, resulting or acquiring Person is a Person organized under the laws of the United States, any state thereof or the District of Columbia, or a Person organized under the laws of a foreign jurisdiction whose equity securities are listed on a national securities exchange in the United States or authorized for quotation on NASDAQ, and (B) the Corporation shall make effective provision such that, upon consummation of such transaction, the holders of Preferred Shares shall receive preferred stock of the surviving entity having substantially identical terms and registration rights as the Preferred Shares.

          H. Conversion of Preferred Shares.

          (1) Right of Conversion of Preferred Shares. Each Preferred Share shall be convertible at the option of the holder thereof, at any time or from time to time after the Closing Date, into a number of fully paid and nonassessable Common Shares equal to (x) the then applicable Mandatory Redemption Price of such Preferred Share, divided by (y) the lesser of (A) the Variable Conversion Price as of the Conversion Date or (B) 130% of the Initial Conversion Price (the "Conversion Price"); provided, however, that:

(I) in no event shall the aggregate number of Common Shares issuable upon conversion of all of the Preferred Shares exceed (except at the option of the Company by reason of a Mandatory Redemption by the Company on the Maturity Date or at the option of the Company by reason of the issuance of Common Shares upon conversion


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of Preferred Shares issued at any time or from time to time in payment of accrued and unpaid dividends or Illiquidity Payments):

          (x) prior to the Second Closing, 1,500,000 Common Shares (the "Initial Closing Cap Amount"), and

          (y) after the Second Closing, 3,040,000 Common Shares (the "Permanent Cap Amount");

(II) in no event shall any issuance by the Company of Common Shares in payment of dividends, Illiquidity Payments or any other amounts payable pursuant to this Certificate of Amendment reduce the aggregate number of Common Shares issuable upon conversion of the Preferred Shares to less than:

         (x) prior to the Second Closing, the Initial Closing Cap Amount, and

         (y) after the Second Closing, the Permanent Cap Amount;

(III) for so long as the Common Shares are listed on NASDAQ, the American Stock Exchange or the New York Stock Exchange (or any other exchange or quotation system with a rule in effect similar to NASDAQ Rule 4460(i)(D) as in effect on the Closing Date), prior to obtaining Shareholder Approval, in no event shall the aggregate number of Common Shares issued upon conversion of the Preferred Shares or otherwise issued by the Company pursuant to this Certificate of Amendment exceed 1,528,789 Common Shares (the "Rule 4460 Amount"); and

(IV) in no event shall any holder of Preferred Shares be entitled to receive Common Shares upon a conversion to the extent that the sum of (x) the number of Common Shares beneficially owned by that holder and its affiliates (exclusive of shares issuable upon conversion of the unconverted portion of any Preferred Shares or the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (y) the number of Common Shares issuable upon the conversion of the Preferred Shares with respect to which the determination of this subclause is being made, would result in beneficial ownership by the holder and its affiliates of more than 4.9% of the outstanding Common Shares (the "Five Percent Limitation"), and for purposes of this subclause, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13 D-G thereunder, except as otherwise provided in clause (x) above. To the extent the Five Percent Limitation applies, the determination of whether Preferred Shares shall be convertible (vis-a-vis other securities owned by a holder) shall be in the sole discretion of the holder and submission of a Conversion Notice shall be deemed to be the holder's determination of whether the Preferred Shares are convertible in whole or in part, subject to such aggregate Five Percent Limitation. No prior inability to convert the


666427.1
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Preferred Shares pursuant to this clause shall have any effect on the applicability of the provisions of this clause with respect to any subsequent determination of ability to convert. The provisions of this clause may be amended and/or implemented in a manner otherwise than in strict conformity with the terms of this clause with the approval of the Board of Directors of the Company and the affected Holder; the provisions of this clause may be waived by the affected holder upon ninety (90) days prior written notice from such holder to the Company. The limitations contained in this clause shall apply to a successor holder concurrently with its acquisition of such Preferred Shares, such election to be promptly confirmed in writing to the Company (provided no transfers to a successor holder or holders shall be used by a holder to evade the limitations contained herein).

          The Initial Closing Cap Amount or if applicable, the Permanent Cap Amount, shall be allocated among the holders of Preferred Shares in the same proportion as the number of Preferred Shares initially held by each holder bears to the aggregate number of outstanding Preferred Shares. Each increase to the Initial Closing Cap Amount or Permanent Cap Amount shall be allocated pro rata among the holders based on the number of Preferred Shares held by each holder at the time of the increase in the Initial Closing Cap Amount or Permanent Cap Amount. In the event a holder shall sell or otherwise transfer any of such holder's Preferred Shares, each transferee shall be allocated a pro rata portion of such transferor's Initial Closing Cap Amount or Permanent Cap Amount. Any portion of the Initial Closing Cap Amount or Permanent Cap Amount which remains allocated to any Person which does not hold any Preferred Shares shall be allocated among the remaining holders, pro rata based on the number of Preferred Shares then held by such holders.

          (2) Conversion Procedures. In order to exercise the conversion privilege, the holder of any Preferred Shares to be converted in whole or in part shall give written notice to the Corporation ("Conversion Notice") by confirmed facsimile, courier delivery (with receipt acknowledged), personal delivery, or registered or certified mail (with receipt acknowledged) that the holder elects to convert such shares or the portion thereof specified in said notice into shares of Common Shares and shall, within five (5) Business Days thereafter, surrender the certificate or certificates evidencing such shares to the Corporation. The Conversion Notice shall specify the effective date of such conversion, which shall be no earlier than the date of receipt and no later than 30 days following receipt, and shall also state the name or names (with address) in which the certificates for Common Shares which shall be issuable upon such conversion shall be issued. Each certificate evidencing Preferred Shares surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the registration of such Preferred Shares, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Corporation duly executed by, such holder or its duly authorized attorney.

          Within three (3) Business Days after receipt of a Conversion Notice, but not prior to the specified effective date of conversion, and following (and in no event


666427.1
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prior to) surrender of the certificate or certificates evidencing the Preferred
Shares relating thereto, the Corporation shall issue and deliver to such holder (or upon the written order of such holder) a certificate or certificates for the number of full Common Shares issuable upon the conversion of such Preferred Shares or portion thereof in accordance with the provisions of this Section H, and a check or cash in respect of any fractional Common Shares issuable upon such conversion, as provided in Section H(3). If the Corporation fails to issue certificates upon any such conversion of Preferred Shares, the Corporation shall pay to any holders of such converted Preferred Shares an amount equal to (i) 1% of the Conversion Price per day multiplied by the number of Common Shares issuable upon conversion of the Preferred Shares subject to the applicable Conversion Notice for the first 30 days after the scheduled delivery date of such certificates, and (ii) thereafter, 2% of the Conversion Price per day multiplied by the number of Common Shares issuable upon conversion of the Preferred Shares subject to the applicable Conversion Notice ("Conversion Default Payments"). Notwithstanding the foregoing, if the Corporation's failure to issue such certificates is a result of an error made by its transfer agent, such amount shall not accrue until after the third day following the scheduled delivery date of such certificate. In the event that less than all the Preferred Shares represented by a certificate are to be converted, the Corporation shall issue and deliver or cause to be issued and delivered to (or upon the written order of) the holder of the Preferred Shares so surrendered, without charge to such holder, a new certificate or certificates representing a number of Preferred Shares equal to the unconverted portion of the surrendered certificate.

          Each conversion shall be deemed to have been effected as of the date (the "Conversion Date") specified in the applicable Conversion Notice, or if no date is specified, as of the date on which a Conversion Notice with respect to Preferred Shares shall have been received by the Corporation by facsimile or otherwise, as described above, but only if the certificate or certificates evidencing Preferred Shares shall have been surrendered to the Corporation or its transfer agent within five (5) Business Days after receipt of the Conversion Notice relating thereto and, if such certificate or certificates shall not have been surrendered within such time period, such Conversion Notice shall be ineffective and void ab initio. Any Person in whose name any certificate or certificates for Common Shares shall be issuable upon conversion shall be deemed to have become the holder of record of the shares represented thereby on the Conversion Date; provided, however, that the receipt of a Conversion Notice on any date when the share transfer books of the Corporation shall be closed shall constitute the Person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such share transfer books are open, but such conversion shall be at the Conversion Rate in effect on the Conversion Date.

          Except as otherwise provided in this Section H, no payment or adjustment will be made for dividends or other distributions with respect to any Common Shares issuable upon conversion of Preferred Shares as provided herein. Full payment shall be made by the Corporation to any holder of Preferred Shares surrendered for


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conversion in respect of dividends accrued since the last preceding Dividend
Payment Date on the Preferred Shares surrendered for conversion; the dividend due on such Dividend Payment Date shall be payable with respect to such Preferred Shares notwithstanding such conversion, and such dividend (whether or not punctually paid or duly provided for) shall be paid to the holder of such shares as of the close of business on such record date.

          (3) Cash Payments in Lieu of Fractional Shares. No fractional Common Shares or scrip representing fractional shares shall be issued upon conversion of Preferred Shares. If any fractional Common Share would, but for this Section H, be issuable upon the conversion of any Preferred Shares, the Corporation shall make a payment therefor in cash on the third Business Day immediately following the Conversion Date equal to the Conversion Price of such fractional share.

          (4) Adjustment of Conversion Privileges. The Initial Conversion Price and, if any such event shall take place during a twenty (20) consecutive Trading Day calculation period, the Variable Conversion Price, shall be adjusted from time to time by the Corporation as follows:

          (i) In case the Corporation shall (A) declare a dividend, or make a distribution, in shares of any series of its Common Shares, on any series of its Common Shares, (B) subdivide or reclassify any series of its outstanding Common Shares into a greater number of shares, (C) combine any series of its outstanding Common Shares into a smaller number of shares,
     (D) pay a dividend or make a distribution on any series of its Common Shares in shares of any series of its Capital Stock other than Common Shares, or (E) issue by reclassification of any series of its Common Shares of any series of its Capital Stock, the conversion privilege and the Conversion Price in effect immediately prior thereto shall be adjusted so that the holder of any shares of Preferred Shares thereafter surrendered for conversion shall be entitled to receive the number of Common Shares or other Capital Stock of the Corporation which such holder would have owned or have been entitled to receive after the happening of any of the events described above had such Preferred Shares been converted immediately prior to the happening of such event. An adjustment made pursuant to this Section H(4) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event referred to above shall occur. In the event such dividend, distribution, subdivision, reclassification or combination is not so made, the conversion privilege then in effect shall be readjusted to the conversion privilege which would then be in effect if such dividend, distribution, subdivision, reclassification or combination had not been declared or made, but such readjustment shall not affect the number of Common Shares or other Capital


666427.1
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



         Stock delivered upon any conversion prior to the date such readjustment is made.

          (ii) In case the Corporation shall distribute to all holders of any series of its Common Shares any of its assets or debt securities, or rights, options, warrants or convertible or exchangeable securities of the Corporation (including securities for cash, but excluding distributions of Capital Stock referred to in Section H(4)(i) above, if the adjustment to the Conversion Price under that Section would be greater than an adjustment under this Section), then in each such case, the Conversion Price shall be adjusted to equal the Conversion Price in effect immediately prior to such distribution less an amount equal to the then fair market value (as reasonably determined by the Board of Directors, in good faith and as described in a resolution of the Board of Directors) of the portion of the assets or debt securities of the Corporation so distributed or of such rights, options, warrants or convertible or exchangeable securities applicable to one share of Common Shares. Such adjustment shall become effective immediately after the record date for the determination of shares entitled to receive such distribution. Notwithstanding the foregoing, no adjustment of the Conversion Price shall be made upon the distribution to holders of any series of Common Shares of such rights, options, warrants, convertible securities, assets or debt securities if the plan or arrangement under which such rights, options, warrants, convertible securities, assets or debt securities are issued provides for their issuance to holders of shares of Preferred Shares in the same pro rata amounts upon conversion thereof. Such adjustment shall be made successively whenever any event listed above shall occur.

          (iii) Anything in this Section H(4) to the contrary notwithstanding, the Corporation shall be entitled to make such reductions in the Conversion Price, in addition to those required by this Section H(4), as it in its reasonable discretion shall determine to be advisable in order that any stock dividends, subdivision of shares, distribution of rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock hereafter made by the Corporation to its shareholders, shall not be taxable.

          (iv) Whenever the Conversion Price is adjusted as provided in this Section H(4), or the Preferred Shares becomes convertible into shares of stock, securities, property or assets pursuant to Section H(5) below, or the Corporation reduces the Conversion Price pursuant to Section H(6) below, the Corporation shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which such adjustment becomes effective, and setting forth in reasonable detail the facts requiring such adjustment and the calculation of such adjustment, and shall mail such notice of adjustment to all holders of Preferred Shares at their last addresses appearing on the share transfer books of the Corporation.


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



          (v) In any case in which this Section H(4) provides that an adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event (i) issuing to the holder of any Preferred Shares converted after such record date and before the occurrence of such event the additional Common Shares issuable upon such conversion by reason of the adjustment required by such event over and above the Common Shares issuable upon such conversion before giving effect to such adjustment, and (ii) paying to such holder any amount in cash in lieu of any fractional Common Share pursuant to Section H(3).

          (vi) For purposes of any computations pursuant to this Section H(4), respecting consideration received, the following shall apply:

          (a) in the case of the issuance of shares of Capital Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Corporation for any underwriting of the issue or otherwise in connection therewith;

          (b) in the case of the issuance of shares of Capital Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as reasonably determined in good faith by the Board of Directors or a duly authorized committee thereof (irrespective of the accounting treatment thereof), and described in a resolution of the Board of Directors or such committee; and

          (c) in the case of the issuance of securities convertible into or exchangeable or exercisable for shares of Capital Stock, the aggregate consideration received therefor shall be deemed to be the consideration received by the Corporation for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Corporation upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (a) and (b) of this Section).

          (vii) If after an adjustment a holder of Preferred Shares may, upon conversion of such security, receive shares of two or more classes of Capital Stock of the Corporation, the Corporation shall determine on a fair basis the allocation of the adjusted Conversion Price between the classes of Capital Stock. After such allocation, the conversion privilege and the Conversion Price of each class of Capital Stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Shares in this Section H.


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



          (viii) In no event shall an adjustment pursuant to this Section H(4) or any other provision of this Certificate of Amendment reduce the Conversion Price below the then par value, if any, of the Common Shares issuable upon conversion of Preferred Shares.

          (5) Effect of Reclassification, Consolidation, Merger or Sale. If any of the following events occur, namely (i) any reclassification or change of outstanding Common Shares issuable upon conversion of Preferred Shares (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger of the Corporation with another Person shall be effected as a result of which holders of Common Shares issuable upon conversion of Preferred Shares shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Shares, or (iii) any sale or conveyance of the properties and assets of the Corporation as, or substantially as, an entirety to any other Person, but in no event including a sale of the Company's Government Technology Division, then the Corporation or such successor or purchasing Person, as the case may be, shall make provisions in its certificate or articles of incorporation or other constituent documents to establish that each Preferred Share then outstanding shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of Common Shares issuable upon conversion of such Preferred Shares immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Such provisions shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section H.

          If this Section H(5) applies with respect to a transaction, Section H(4) shall not apply with respect to that transaction. The above provisions of this Section H(5) shall similarly apply to successive reclassifications, consolidations, mergers and sales.

          (6) Voluntary Adjustment. Subject to the Ownership Limitation, the Corporation at any time may reduce the Initial Conversion Price by any amount and for any period of time, provided that such period is not less than twenty
(20) Business Days. Whenever the Initial Conversion Price is reduced pursuant to this Section 8(f), the Corporation shall mail to the Holders, a notice of the reduction at least 15 days before the date the reduced Initial Conversion Price takes effect and such notice shall state the reduced Initial Conversion Price and the period it will be in effect.

          (7) Taxes on Shares Issued. The issuance of share certificates upon conversion or transfer of Preferred Shares shall be made without charge to the converting holder for any tax in respect of the issuance thereof.


666427.1
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



          (8) Reservation of Shares; Shares to be Fully Paid; Compliance with Governmental Requirements. The Corporation shall reserve, free from preemptive rights, out of its authorized but unissued shares, or out of shares held in its treasury, sufficient Common Shares to provide for the conversion at any time or from time to time, and/or redemption at the Maturity Date at the then applicable Mandatory Redemption Price, of all Preferred Shares from time to time outstanding. The Corporation covenants that all Common Shares which may be issued upon conversion of Preferred Shares will upon issuance be fully paid and nonassessable by the Corporation and free from all taxes, liens and charges with respect to the issuance thereof.

          (9) Notice to Holders Prior to Certain Actions. In the event:

          (i) that the Corporation shall take any action that would require an adjustment in the Conversion Price pursuant to clauses (i), (ii) or (iii) of Section H(4) above; or

          (ii) that any event described in Section H(5) above shall occur; or

          (iii) of the voluntary or involuntary dissolution, liquidation or winding-up of the Corporation;

the Corporation shall cause notice of such proposed action or event to be mailed to each holder of record of Preferred Shares at its address appearing on the stock transfer books of the Corporation, as promptly as possible but in any event at least thirty (30) days prior to the record date for such proposed action or the effective date of such event; provided, however, that in the event that the Corporation provides public notice of such proposed action or event specifying the information set forth below at least ten (10) days prior to the proposed record date or effective date, the Corporation shall be deemed to have satisfied its obligation to provide notice pursuant to this Section H(9). In any event, such notice shall specify (A) the date on which a record is to be taken for the purpose of such action, or, if a record is not to be taken, the date as of which the holders of record of Common Shares are to be determined, or (B) the date on which such proposed event is expected to become effective, and the date as of which it is expected that holders of record of Common Shares shall be entitled to exchange their Common Shares for securities or other property deliverable upon such event. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such action or event.

          (10) Conversion Disputes. In the case of any dispute with respect to a conversion, the Corporation shall promptly issue such number of Common Shares as are not disputed in accordance with Section H hereof. If such dispute involves the calculation of the Conversion Price, the Corporation shall submit the disputed calculations, and shall permit any holder to simultaneously submit its data and views, to a "Big Six" independent accounting firm selected by the Corporation via facsimile


666427.1
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



within two (2) business days of receipt of the Conversion Notice. The accounting firm shall audit the calculations and notify the Corporation and the holder of the results no later than two (2) business days from the date it receives the disputed calculations. The accounting firm's calculation shall be deemed conclusive, absent manifest error. The Company shall then issue the appropriate number of Common Shares in accordance with Section H(2) hereof.

          (11) Electronic Transmission. In lieu of delivering physical certificates representing the Common Shares issuable upon the conversion of Preferred Shares, provided the Corporation's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, upon the written request of a holder who shall have previously instructed such holder's prime broker to confirm such request to the Corporation's transfer agent, the Corporation shall use its commercially reasonable efforts to cause its transfer agent to electronically transmit the Common Shares issuable upon conversion to the holder by crediting the account of holder's prime broker with DTC through its Deposit Withdrawal Agent Commission (" DWAC") system.

          I. Transfers; Replacement of Certificates.

          (1) Transfers. Subject to any restrictions on transfer under applicable securities or other laws, Preferred Shares may be transferred on the books of the Corporation by the surrender to the Corporation of the certificate therefor properly endorsed or accompanied by a written assignment and power of attorney properly executed, with transfer stamps (if necessary) affixed, and such proof of the authenticity of signature as the Corporation or its transfer agent may reasonably require.

          (2) Replacement of Certificates. If any mutilated certificate representing Preferred Shares is surrendered to the Corporation, or if a holder claims the certificate representing Preferred Shares has been lost, destroyed or willfully taken, the Corporation shall issue a replacement certificate of like tenor and date if (i) the holder provides an indemnity bond or other security sufficient, in the reasonable judgment of the Corporation, to protect the Corporation and any authenticating agent and any of their officers, directors, employees or representatives from any loss which any of them may suffer if a certificate representing Preferred Shares is replaced, and (ii) the holder satisfies any other reasonable requirements of the Corporation.

          J. Reacquired Shares. Any Preferred Shares which are converted, purchased, redeemed or otherwise acquired by the Corporation, shall be retired and canceled by the Corporation promptly thereafter. No such shares shall upon their cancellation be reissued.

          K. Substitution of Senior Subordinated Notes for Non-Convertible Preferred Shares. From and after the issuance to a holder of Preferred Shares upon


666427.1
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



conversion of Preferred Shares of a number of Common Shares equal to (1) prior to the Second Closing, the Initial Closing Cap Amount with respect to that holder, and (2) after the Second Closing, the Permanent Cap Amount with respect to that holder, that holder shall have right, from and after that date, and exercisable upon 90 days prior written notice to the Corporation, to require the Corporation to purchase all of the then outstanding shares of Preferred Stock held by such holder for an amount per share equal to the Mandatory Redemption Price, payable at the option of the Board of Directors (x) in cash, or (y) by delivery of a senior subordinated promissory note of the Corporation in the principal amount of the Mandatory Redemption Price in the form attached hereto as Exhibit A. In the event the Corporation is not able to purchase all of the Preferred Shares subject to such notices because of insufficient shareholders equity, restrictions under applicable law or pursuant to agreements, the Corporation shall purchase Preferred Shares from each holder who has given such notice, to the maximum extent, pro rata, based on the total number of Preferred Shares held by each holder who has given such notice relative to the total number of Preferred Shares held by all holders who have given such notices.

          THIRD: That the Corporation's Restated Certificate of Incorporation is amended so that the designation and number of shares of the Preferred Shares acted upon in the foregoing resolution, and the relative rights, preferences and limitations of such series, are as stated in the foregoing resolution.

          FOURTH: This Certificate of Amendment shall become effective upon filing.


666427.1
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



          IN WITNESS WHEREOF, Base Ten Systems, Inc. has caused its duly authorized officer to execute this Certificate on this 4th day of December, 1997.


                                       BASE TEN SYSTEMS, INC.



                                       By:   __________________________________
                                             Name:  Thomas E. Gardner
                                             Title: President and
                                                    Chief Executive Officer



Attest:

By:  _______________________________
     Name:  Edward J. Klinsport
     Title: Secretary



666427.1
                                      79